                                    STERLING

                                                              SAVINGS BANK

 August 26, 2009

________________BUSINESS BANKING______________________________________

Dave Chambers, CFO

Powin Corporation

6975 SW Sandburg St., lSuite 326

Tigard, OR 97223

Dear Dave:

This memo is in regards to Powin. Corporation and subsidiary company QBF, Inc. which have credit facilities of $1,000,000  and $650,000 respectively with Sterling Savings Bank. The lines of credit extended to Powin Corporation and QBF, Inc. have performed as agreed and the companies are not in violation of covenants with the bank that are referenced in business loan agreement (page 3). The bank deems both companies in good standing in overall performance since credit facilities were established with the bank.

Sincerely,

/s/ Mark McCaslin

Mark McCaslin

V.P. & Commercial Banker

Peterkort Commercial Banking

Sterling Savings Bank

(503) 291-4423

9755 SW BARNES ROAD, SUITE 105

PORTLAND, OR 9722S

PHONE: 503-291 -4400 FAX: 503-292-3954